--------------------------------------------------
OFFICERS AND DIRECTORS

Barton M. Biggs             Frederick B. Whittemore
  CHAIRMAN OF THE BOARD     DIRECTOR
Warren J. Olsen             James W. Grisham
  PRESIDENT AND DIRECTOR    VICE PRESIDENT
John D. Barrett II          Harold J. Schaaff, Jr.
  DIRECTOR                  VICE PRESIDENT
Gerard E. Jones             Joseph P. Stadler
  DIRECTOR                  VICE PRESIDENT
Andrew McNally, IV          Valerie Y. Lewis
  DIRECTOR                  SECRETARY
Samuel T. Reeves            Karl Hartmann
  DIRECTOR                  ASSISTANT SECRETARY
Fergus Reid                 James R. Rooney
  DIRECTOR                  TREASURER
Frederick O. Robertshaw     Joanna M. Haigney
  DIRECTOR                  ASSISTANT TREASURER

---------------------------------------------
INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
---------------------------------------------
DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1251 Avenue of the Americas
New York, New York 10020
--------------------------------------------------
CUSTODIANS
The Chase Manhattan Bank, N.A.
770 Broadway
New York, New York 10003

Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11210
---------------------------------------------
LEGAL COUNSEL
Morgan, Lewis & Bockius
2000 One Logan Square
Philadelphia, Pennsylvania 19103
--------------------------------------------------
INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

---------------------------------------------
For current performance, current net asset value, or for assistance with your account, please contact the Fund at (800) 548-7786. This report is authorized for distribution only to shareholders and others who have received a copy of the prospectus of Morgan Stanley Institutional Fund, Inc.

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.
       P.O. Box 2798
       Boston, MA 02208-2798

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.

                        SMALL CAP VALUE EQUITY PORTFOLIO
                              THIRD QUARTER REPORT
                               SEPTEMBER 30, 1995

LETTER TO SHAREHOLDERS
-------

The Small Cap Value Equity Portfolio invests in small companies that our research indicates are undervalued, of high quality, and will reward the shareholder through high current dividend income. The Portfolio's disciplined value approach seeks to outperform the Russell 2500 Small Company Index in the longer term. We believe our emphasis on high quality companies will help the Portfolio perform particularly well in difficult markets.

The Small Cap Value Equity Portfolio selects companies that can be purchased at bargain prices. Bargains mostly arise as a result of public overreactions to temporary problems associated with an otherwise healthy company, or because a company is neglected and currently out-of-the limelight of investors' interest. Often, these companies operate as major players in very focused markets and are not widely followed by the investment community.

PERFORMANCE COMPARED TO THE RUSSELL 2500 AND S&P 500 INDICES(1)
----------------------------------------------------

                                         TOTAL RETURNS(2)
                            ------------------------------------------
                                                          AVERAGE
                                                        ANNUAL SINCE
                               YTD        ONE YEAR       INCEPTION
                            ----------  ------------  ----------------
PORTFOLIO.................      19.12%       18.90%          12.22%
RUSSELL 2500..............      28.21        25.68           16.40
S&P 500...................      29.73        29.71           14.29

1. The    Russell    2500   and    the   S&P    500   indices    are   unmanaged
indices of common stock.

2. Total   returns   for   the    Portfolio   reflect   expenses   waived    and
reimbursed,   if   applicable,  by   the  Adviser.   Without  such   waiver  and
   reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
------------------------------

THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The total return of the Portfolio for the nine month period ended September 30, 1995 was 19.12% as compared to 28.21% and 29.73% for the Russell 2500 Index and the S&P 500 Index, respectively, for the same period. Total returns for the twelve months ended September 30, 1995 and the average annual total return of the Portfolio for the period from inception on December 17, 1992 through September 30, 1995 were 18.90% and 12.22%, respectively, compared to 25.68% and 16.40% for the Russell 2500 Index, respectively, and 29.71% and 14.29% for the S&P 500 Index, respectively, for the same periods.

PERFORMANCE REVIEW

    Third quarter 1995 turned out to provide the strongest U.S. small company performance since the December quarter of 1992, surpassing even the excellent first and second quarters of this year. The belief of a realization of steady economic growth with low inflation set the stage for lower long-term interest rates and provided a very positive setting for U.S. equities. Just as in the previous two quarters, however, these high small company stock market returns were driven by the success of well defined industries: technology, health care and banking.

The rally in technology issues, peaking in July, resulted in a very respectable 15.9% quarterly return for the average small company stock in that industry. The overall return impact of the Portfolio's technology issues was somewhat muted, since the Portfolio -- true to its mission of seeking "value" companies -- is underweight in this high-flying industry. Small company technology stock prices average 30.9 times their earnings on October 1, 1995, more than double the price-to-earnings ratio of the average company in the Portfolio. We believe these high valuations substantially increase the likelihood of earnings disappointments and therefore we expect highly volatile returns for these companies. Given the currently high valuations for technology companies we expect to remain underweight in this area.

The highest returning industry, however, proved to be health care. The average health care company in the universe of 2000 small cap companies that we follow returned 19.8% during the previous quarter. The Portfolio's health care companies fared equally well. In particular, Kinetic Concepts, Inc. whose major source of revenues comes from rental of hospital beds advanced 63% during that period. Similar to technology, however, the Portfolio carries a below market weight in health care securities. Even without the fanfare of technology stocks the average health care stock today carries a very high 30.4 times earnings multiple.

Equally popular to health care and technology companies were banking stocks during the quarter. The rally in banking stocks was fueled by announced mergers and acquisitions affecting highly visible money center banks, midsized regional banks, as well as small community banks. The Portfolio's bank holding companies appreciated by 18.6% during the quarter, including the proposed takeover of Summit Bancorp of New Jersey. Since banks began the quarter as truly undervalued securities with good growth prospects, the Portfolio benefited from an overweight in that industry.

Three of the Portfolio's companies were involved in buyout activities during the previous quarter: Joslyn Corp., a Chicago maker of electric components, Wallace Computer Services Inc., a printer of business forms, and Summit Bancorp in New Jersey. Although we do not aim to construct a portfolio of takeover candidates, these companies shared in common an undervalued stock price and a franchise that made them special to their acquirors.

During the quarter we purchased Bergen Brunswig, the second largest pharmaceutical drug distributor in the U.S. at an inexpensive 160% of its book value. The Portfolio also purchased Ashland Coal at 120% of book value. We believe that Ashland's record of producing higher tonnage of coal at lower costs will bode well for future earnings. We also took a position in Ogden Corp. at 190% of book value and a dividend yield of 5.5%. Ogden is the premier domestic company providing waste-to-energy services for municipalities as well as entertainment services for stadiums and arenas.

Tecumseh Products, a Michigan company, is one of the leading domestic companies in the manufacturing of compressors for refrigerators and air conditioners. We were able to purchase the company at an inexpensive 130% of book value and 8.4x earnings. We believe this low price ignores the company's extensive operations overseas that show high growth potential. The Portfolio also purchased Airborne Freight Corp., an air courier company based in Seattle. We purchased Airborne Freight at a price close to its book value. The company has shown 20% growth in total delivery volume during the last six months. However, since a large percentage of the increased volume came from less profitable deferred deliveries (two-day instead of next-day) the company's earnings are currently lower than last year. We believe Airborne's earnings are only temporarily lower since the company has had a successful record of restoring profit margins by increasing operating efficiencies. Hence, Airborne's current stock price constitutes a bargain purchase for the Portfolio.

In September we increased our holdings in Real Estate Investment Trusts (REITS). Currently, REITS are valued at the largest discount relative to the yield on U.S. Treasury bonds since 1990. Unlike in 1990 fundamentals in the real estate sector appear very promising: interest rates are low, internal growth is solid, and there are few new equity offerings in the making. The Portfolio has taken positions in two financially conservatively managed apartment REITS (Wellsford Residential Property Trust and South West Property Trust) that also trade at significant price-to-cash flow discounts relative to their peers.

The Small Cap Value Equity Portfolio offers the consistent application of a disciplined value driven investment process to its shareholders. As such, we will pursue our search for smaller companies that our research shows are undervalued, are of high quality and pay above average dividend yield. We believe these companies will be well positioned to achieve superior total return for the longer term.

INVESTMENTS (UNAUDITED)
----------
SEPTEMBER 30, 1995

                                                      VALUE
SHARES                                                (000)
-------                                              -------
COMMON STOCKS (94.8%)
  AEROSPACE (3.3%)
 35,000 AAR Corp.                                    $   639
 16,000 Thiokol Corp.                                    572
 85,300 United Industrial Corp.                          480
                                                     -------
                                                       1,691
                                                     -------
  BANKING (9.5%)
 17,450 First Security Corp. (Delaware)                  548
 20,000 Green Point Financial Corp.                      553
 18,600 Onbancorp, Inc.                                  604
 33,000 Peoples Heritage Financial Group, Inc.           602
 16,000 Standard Federal Bank                            624
 21,610 Summit Bancorp., Inc.                            602
 12,700 Trustmark Corp.                                  235
 20,000 Union Planters Corp.                             595
 21,000 Washington Mutual, Inc.                          557
                                                     -------
                                                       4,920
                                                     -------
  BUILDING (3.0%)
 13,300 Ameron, Inc. (Delaware)                          484
 38,800 Gilbert Associates, Inc., Class A                524
 24,500 Pratt & Lambert, Inc.                            572
                                                     -------
                                                       1,580
                                                     -------
  CAPITAL GOODS (3.9%)
 21,403 Binks Manufacturing Co.                          530
 30,200 Cascade Corp.                                    460
 21,600 Starret (L.S.) Co., Class A                      489
 11,200 Tecumseh Products Co., Class A                   538
                                                     -------
                                                       2,017
                                                     -------
  CHEMICALS (4.0%)
 30,720 Aceto Corp.                                      488
 23,400 Dexter Corp.                                     597
 22,000 Learonal, Inc.                                   489
 29,800 Quaker Chemical Corp.                            506
                                                     -------
                                                       2,080
                                                     -------
  COMMUNICATIONS (1.2%)
 28,200 Comsat Corp.                                     635
                                                     -------
  CONSUMER-DURABLES (2.9%)
 23,200 Arvin Industries, Inc.                           496
 30,298 Knape & Vogt Manufacturing Co.                   500
 31,300 Oneida Ltd.                                      508
                                                     -------
                                                       1,504
                                                     -------
  CONSUMER-RETAIL (4.5%)
 28,800 CPI Corp.                                        637
 25,500 Deb Shops, Inc.                                   93
 21,700 Guilford Mills, Inc.                             526
 34,000 Ross Stores, Inc.                                536
 14,100 Springs Industries, Inc., Class A                553
                                                     -------
                                                       2,345
                                                     -------

                                                      VALUE
SHARES                                                (000)
-------                                              -------
  CONSUMER-STAPLES (4.3%)
 14,802 Block Drug Co., Inc., Class A                $   573
 30,400 Coors (Adolph), Inc., Class B                    551
 25,900 International Multifoods Corp.                   557
 26,400 Nash Finch Co.                                   528
                                                     -------
                                                       2,209
                                                     -------
  ENERGY (3.2%)
 19,600 Ashland Coal, Inc.                               591
 21,000 Diamond Shamrock, Inc.                           517
 23,500 Ultramar Corp.                                   558
                                                     -------
                                                       1,666
                                                     -------
  FINANCIAL-DIVERSIFIED (4.1%)
 11,900 Finova Group, Inc.                               529
 10,100 GATX Corp.                                       523
 35,000 Manufactured Home Communities, Inc.              604
 16,000 South West Property Trust                        204
 12,000 Wellsford Residential Property Trust             256
                                                     -------
                                                       2,116
                                                     -------
  HEALTH CARE (4.6%)
 18,500 Beckman Instruments, Inc.                        560
 26,400 Bergen Brunswig Corp., Class A                   564
 35,500 Bindley Western Industries                       661
 49,700 Kinetic Concepts, Inc.                           578
                                                     -------
                                                       2,363
                                                     -------
  INDUSTRIAL (6.1%)
 17,200 American Filtrona Corp.                          538
 11,400 Barnes Group, Inc.                               463
 50,700 GenCorp, Inc.                                    539
 44,500 Kaman Corp., Class A                             528
 34,900 Zero Corp. (Delaware)                            567
 20,300 Zurn Industries, Inc.                            515
                                                     -------
                                                       3,150
                                                     -------
  INSURANCE (6.6%)
 16,200 Argonaut Group, Inc.                             494
 30,000 Enhance Financial Services Group, Inc.           615
 19,500 Provident Life & Accident Co. of America,
         Class B                                         529
 15,900 Selective Insurance Group, Inc.                  580
 26,000 United Wisconsin Services, Inc.                  621
 19,950 USLife Corp.                                     584
                                                     -------
                                                       3,423
                                                     -------
  METALS (1.9%)
 28,000 Birmingham Steel Corp.                           490
 12,100 Cleveland-Cliffs Iron Co.                        498
                                                     -------
                                                         988
                                                     -------

                                                      VALUE
SHARES                                                (000)
-------                                              -------
  PAPER & PACKAGING (2.7%)
 17,500 Ball Corp.                                   $   518
 13,900 Potlatch Corp.                                   568
 25,500 Sealright Co., Inc.                              332
                                                     -------
                                                       1,418
                                                     -------
  SERVICES (11.4%)
 23,200 ABM Industries, Inc.                             615
 21,200 Angelica Corp.                                   533
 27,000 Bowne & Co.                                      547
 30,700 Cross (A.T.) Co., Class A                        518
 48,000 Handleman Co.                                    426
 52,000 Jackpot Enterprises, Inc.                        559
 18,400 National Service Industries, Inc.                538
 25,900 New England Business Services, Inc.              534
 24,400 Ogden Corp.                                      573
 55,400 Piccadilly Cafeterias, Inc.                      450
 38,500 Russ Berrie & Co., Inc.                          587
                                                     -------
                                                       5,880
                                                     -------
  TECHNOLOGY (7.8%)
 29,000 Augat, Inc.                                      547
 48,000 Core Industries, Inc.                            564
 21,800 Cubic Corp.                                      521
 33,700 Gerber Scientific, Inc.                          602
 20,900 MTS Systems Corp.                                590
 30,500 National Computer Systems, Inc.                  656
 29,000 Scitex Corp. Ltd.                                547
                                                     -------
                                                       4,027
                                                     -------
  TRANSPORTATION (2.4%)
 22,000 Airborne Freight Corp.                           539
 22,800 Overseas Shipholding Group, Inc.                 453
 13,000 SkyWest, Inc.                                    247
                                                     -------
                                                       1,239
                                                     -------
                                                      VALUE
SHARES                                                (000)
-------                                              -------

  UTILITIES (7.4%)
 19,700 Central Hudson Gas & Electric                $   601
 13,300 Commonwealth Energy Systems Cos.                 577
 15,000 Eastern Enterprises                              482
 25,900 Oneok, Inc.                                      602
 13,700 Orange & Rockland Utilities, Inc.                488
 13,500 SJW Corp.                                        503
 34,500 Washington Water Power Co.                       556
                                                     -------
                                                       3,809
                                                     -------
TOTAL COMMON STOCKS (Cost $43,779)                    49,060
                                                     -------

 FACE
AMOUNT
 (000)
-------
SHORT-TERM INVESTMENT (5.6%)
  REPURCHASE AGREEMENT (5.6%)
$ 2,873 Chase Manhattan Bank, N.A. 6.00%, 9/29/95,
         due 10/02/95, to be repurchased at $2,874,
         collateralized by $2,335 United States
         Treasury Bonds 8.75%, due 5/15/17, valued at
         $2,933 (Cost $2,873)                          2,873
                                                     -------
TOTAL INVESTMENTS (100.4%) (Cost $46,652)             51,933
                                                     -------
OTHER ASSETS AND LIABILITIES (-0.4%)
  Other Assets                                           121
  Liabilities                                          (329)
                                                     -------
                                                       (208)
                                                     -------

NET ASSETS (100%)                                    $51,725
                                                     -------
                                                     -------
NET ASSET VALUE, OFFERING AND
REDEMPTION PRICE PER SHARE
  Applicable to 4,254,730 outstanding $.001 par value
  shares (authorized 500,000,000 shares)             $ 12.16
                                                     -------
                                                     -------